UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2012

Vantiv, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35462	26-4532998
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8500 Governor’s Hill Drive
Symmes Township, Ohio 45249
(Address of principal executive offices, including zip code)

(513) 900-5250
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On November 1, 2012, Vantiv, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2012. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure.
During a conference call scheduled to be held at 8:00 a.m. Eastern Time on November 1, 2012, the Company's Chief Executive Officer and Chief Financial Officer will discuss the Company's results for the quarter ended September 30, 2012 and outlook for 2012 and its recently announced agreement to acquire Litle & Co. The slide presentation for the conference call will be available on the Company's Investor Relations page at www.vantiv.com. An audio replay of the conference call also will be available on the Investor Relations page at www.vantiv.com.
The information furnished on this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
99.1    Press Release dated November 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTIV, INC.

Dated: November 1, 2012	By:	/S/ MARK L. HEIMBOUCH
		Name:	Mark L. Heimbouch
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated November 1, 2012

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